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                                                                  EXHIBIT 10.35

                 Amended Schedule of Meditrust Facility Leases
Which are Substantially Similar to the Facility Lease Attached as Exhibit 10.34

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                                                                                              ORIGINAL
                                                                               LEASING       MEDITRUST                  NO. OF UNITS
 FACILITY NAME                               LOCATION                   COMMITMENT FEE      INVESTMENT      BASE RENT   IN FACILITY
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

Alterra Sterling House of Davison            Davison, Michigan                   NONE       $ 1,425,648.0   $  124,174.0        19

Alterra Sterling House of Kenosha            Kenosha, Wisconsin                  NONE       $ 1,399,524.0   $  121,899.0        19

Alterra Clare Bridge of Delta and Alterra
Sterling House of Delta                      Lansing, Michigan                $    6,180.0  $ 5,618,049.0   $  495,512.0    38; 19

Alterra Clare Bridge of Grand Blanc and
Alterra Wynwood of Grand Blanc               Grand Blanc Township, Michigan   $   31,867.0  $13,186,688.0   $1,103,726.0    46; 66

Alterra Clare Bridge of Troy and Alterra
Wynwood of Troy                              Troy, Michigan                   $   33,891.0  $13,389,148.0   $1,120,672.0    46; 66
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